EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We have issued our report dated              , 2006, accompanying the financial
                                -------------
statements of Card Activation Technologies Inc. on form SB-2 for the year ended September 30, 2006. We hereby consent to the incorporation by reference of said report on the Registration Statement of Card Activation Technologies Inc. on Form SB-2 to be filed with the U.S. Securities and Exchange Commission.


Signed,


/s/ SE Clark & Company, P.C.
December 22, 2006